Transfers of Financial Assets - Summary of Carrying Amount and Fair Value of Transferred Financial Assets Not Qualifying for Derecognition (Parenthetical) (Detail) - CAD ($) $ in Millions	Oct. 31, 2018	Oct. 31, 2017
Disclosure of transferred financial assets that are not derecognised in their entirety [abstract]
Securitization of liabilities at amortized cost	$ 14,683	$ 16,076
Securitization of liabilities at fair value	$ 12,618	$ 12,757